Defined benefit pension plan	3 Months Ended
Mar. 31, 2023
Defined Benefit Pension Plan [Abstract]
Defined benefit pension plan
Note 13: Defined benefit pension plan
We operate a defined benefit pension plan under employment regulations in Korea. The plan services the employees located in Seoul and is a final waged-based pension plan, which provides a specified amount of pension benefit based on length of service. The total benefit obligation of $4.0 million and $4.0 million was included in other non-c
u
rrent
liabilities as of March 31, 2023 and December 31, 2022, respectively, and the change in actuarial gains or losses, which is not si
gnificant, was included in other comprehensive income. The plan is funded.